SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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EQUUS II INCORPORATED

(Name of Registrant as Specified in Its Charter)

Kenneth I. Denos, 2727 Allen Parkway, 13th Floor, Houston, TX 77019

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EQUUS II INCORPORATED

Notice of Special Meeting of Stockholders of

Equus II Incorporated (the “Fund”)

Meeting Date:	August 11, 2006

Meeting Time:	9:00 a.m., CDT

Location:	Meeting Room No. 1, Ground Level
Wortham Tower
2727 Allen Parkway
Houston, Texas 77019

Agenda

•	To approve amendments to the Fund’s investment objective by changing it to a non-fundamental, total return objective and changing the Fund’s name from “Equus II Incorporated” to “Equus Total Return, Inc.”;

•	To approve amendments to the Fund’s Restated Certificate of Incorporation to broaden the indemnification of directors, officers, employees and agents to the fullest extent permitted by applicable law; and

•	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Voting

All holders of record of shares of the Fund’s common stock (NYSE: EQS) at the close of business on June 26, 2006 (the “Record Date”), or their legal proxy holders, are entitled to vote at the meeting and any postponements or adjournments of the meeting.

Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by mail. For specific instructions, please refer to the Questions and Answers in this proxy statement and the instructions on the proxy card.

We are distributing this proxy statement and proxy form to stockholders on or about June 30, 2006.

By order of the Board of Directors,

/s/ KENNETH I. DENOS
Secretary

June 26, 2006

Houston, Texas

EQUUS II INCORPORATED

2727 Allen Parkway, 13th Floor

Houston, Texas 77019

PROXY STATEMENT

This proxy statement contains information relating to the special meeting of Equus II Incorporated (“EQS” or the “Fund”) to be held on Friday, August 11, 2006, beginning at 9:00 a.m., local time, at Meeting Room No. 1, Ground Level, Wortham Tower, 2727 Allen Parkway, Houston, Texas 77019, and at any adjournments or postponements thereof, and is furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the special meeting. This proxy statement is being mailed to stockholders on or about June 30, 2006.

ABOUT THE MEETING

What is the purpose of the special meeting?

At the special meeting, stockholders will act upon the matters outlined in the notice of special meeting on the cover page of this proxy statement, including the approval of changes to the Fund’s investment objective and the Fund’s name (see Item 1) and the approval of amendments to the indemnification provisions of the Fund’s Restated Certificate of Incorporation (see Item 2).

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

•	for approval of amendments to the Fund’s investment objective by changing it to a non-fundamental, total return objective and changing the Fund’s name from “Equus II Incorporated” to “Equus Total Return, Inc.” (see Item 1); and

•	for approval of amendments to the Fund’s Restated Certificate of Incorporation to broaden the indemnification of directors, officers, employees and agents to the fullest extent permitted by applicable law (see Item 2).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Changes to the Fund’s Investment Objective and Name. The affirmative “vote of a majority of the outstanding voting securities” of the Fund is required to approve Item 1. Under applicable law, the “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the special meeting or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. A properly executed proxy marked “Abstain” with respect to Item 1 will not be voted in favor of or against such matter, but will be treated as present and will have the effect of a vote “Against” Item 1.

Amendments to the Indemnification Provisions of the Fund’s Restated Certificate of Incorporation. The affirmative vote of a majority of the issued and outstanding shares of the Fund is required to approve Item 2. A properly executed proxy marked “Abstain” with respect to Item 2 will not be voted in favor of or against such matter, but will be treated as present and will have the effect of a vote “Against” Item 2.

Broker Non-Votes. If you hold shares in “street name” through a broker, bank, or other nominee, your broker, bank, or nominee will not be permitted to exercise voting discretion with respect to Item 1. Thus, if you do not give your broker or nominee specific instructions with respect to Item 1, your shares may have the effect of a vote “Against” that item. However, your broker, bank, or nominee will be permitted to exercise voting discretion with respect to Item 2, and your shares may be voted “For” that item if you fail to provide specific instructions.

Adjournment. The chairman of the meeting or the holders of a majority of the shares of the Fund, present in person or represented by proxy, although not constituting a quorum, may adjourn the meeting. If a vote is required to adjourn the meeting, the persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought.

How are votes counted?

For each proposal, you may vote “For,” “Against,” or “Abstain.” If you “Abstain,” it has the same effect as a vote “Against.” If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Am I required to approve or reject all of the proposals as a group, or can I vote “For” one item and “Against” another?

Each of the items discussed in this proxy statement is subject to a separate vote, and you should vote on each item on its own merits.

Who is entitled to vote at the meeting?

If you owned shares of the Fund at the close of business on June 26, 2006 (the “Record Date”), you are entitled to receive notice of and to participate in the special meeting. A list of stockholders on the Record Date will be available for inspection at the Fund’s office at 2727 Allen Parkway, 13th Floor, Houston, Texas for ten days before the special meeting.

What are the voting rights of holders of the Fund’s common stock?

You may cast one vote per share of the Fund’s common stock that you held on the Record Date on each item considered at the special meeting. These shares include shares that are: (1) held directly in your name as the stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank, or other nominee.

Who can attend the special meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the special meeting. Each stockholder may be asked to present valid identification. Cameras, recording devices, and other electronic devices will not be permitted at the special meeting.

Please note that if you hold your shares in “street name” (that is, through a broker, bank, or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum, permitting the meeting to conduct its business.

As of the Record Date, 8,106,365 shares of the Fund’s common stock, representing the same number of votes, were outstanding.

Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many stockholders of the Fund hold their shares through a stockbroker, bank or, other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by the Fund. As the stockholder of record, you have the right to grant your voting proxy directly to the Fund or to vote in person at the special meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the special meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

How can I vote my shares in person at the special meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the special meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the special meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the special meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

How can I vote my shares without attending the special meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the special meeting by completing and mailing your proxy card or voting instruction card in the enclosed pre-paid envelope. Please refer to the enclosed materials for details.

Can I change my vote after I return my proxy card?

Yes. You may change your proxy instructions at any time prior to the vote at the special meeting. You may accomplish this by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions) or by attending the special meeting and voting in person. Attendance at the special meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Where can I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting and publish the final results in our quarterly report on Form 10-Q for the quarter ended September 30, 2006.

Who can I call if I have a question?

If you have any questions about this proxy statement, please call us at (713) 529-0900 or toll-free at (800) 856-0901 between 9:00 a.m. and 5:00 p.m., Central Daylight Time, Monday through Friday.

STOCK OWNERSHIP

Who are the largest owners of the Fund’s stock?

Based on a review of filings with the Securities and Exchange Commission (“SEC”), the Fund is aware of two beneficial owners of more than 5% of the outstanding shares of the Fund’s common stock: (i) MCC Europe Limited, Moore, Clayton & Co., Inc., Anthony R. Moore and Sharon Clayton as a group and (ii) Sam P. Douglass.

How much stock do the Fund’s directors and executive officers own?

The following table shows the amount of the Fund’s common stock beneficially owned (unless otherwise indicated) as of May 31, 2006, by (1) any person known to the Fund to be the beneficial owner of more than 5% of the outstanding shares of the Fund’s common stock, (2) each director, and (3) all current executive officers and directors as a group.

The number of shares beneficially owned by each entity, person, director, or executive officer is determined under SEC rules and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual has the right to acquire as of May 31, 2006, or within 60 days after May 31, 2006, through the exercise of any stock option or other right. Unless otherwise indicated, to our knowledge each individual has sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table.

	Amount and Nature of Beneficial Ownership
Name	Sole Voting and Investment Power	Options Exercisable Within 60 Days (1)	Other Beneficial Ownership		Total	Percent of Class Outstanding (2)
MCC Europe Limited, Moore, Clayton & Co., Inc., Anthony R. Moore, Sharon Clayton (3)	1,463,013	—	—		1,463,013	18.0%
Sam P. Douglass (4)	22,815	—	428,381	(5)	451,196	5.6%
Richard F. Bergner	—	—	—		—	—
Charles M. Boyd, M.D.	1,067	—	—		1,067	*
Alan D. Feinsilver	20,000	—	—		20,000	*
Gregory J. Flanagan	9,267	—	1,289	(6)	10,556	*
Henry W. Hankinson	—	—	—		—	—
Robert L. Knauss	2,389	—	683	(7)	3,072	*
Dr. Francis D. Tuggle	6,000	—	—		6,000	*
James M. Walsh	3,000	—	—		3,000	*
All current directors and executive officers as a group (14 persons)	1,541,664	—	430,353		1,972,017	24.3%

*	Indicates less than one percent.
(1)	Effective June 30, 2005, the Fund terminated its 1997 Stock Incentive Plan. Accordingly, there are no stock options outstanding.
(2)	Based on 8,106,365 shares of the Fund’s common stock, $.001 par value, outstanding as of May 31, 2006. There are no options, warrants, rights or conversion privileges outstanding with respect to the Fund’s common stock.
(3)	The address of MCC Europe Limited (“MCCE”) is 14 Hay’s Mews, London W1J 5PT, United Kingdom. The address of Moore, Clayton & Co., Inc. (“MCC”) is 10757 South River Front Parkway, Suite 125, South Jordan, Utah 84095. Mr. Moore’s business address is 2727 Allen Parkway, 13th Floor, Houston, Texas 77019 and Ms. Clayton’s business address is 10757 South River Front Parkway, Suite 125, South Jordan, Utah 84095. Mr. Moore and Ms. Clayton are principal shareholders of MCC which is the parent company of, among other entities, MCCE and Moore, Clayton Capital Advisors, Inc., the Fund’s investment adviser. The number of shares beneficially owned by MCCE, MCC, Mr. Moore and Ms. Clayton is based on the Schedule 13D/A they filed jointly on March 8, 2006.
(4)	Mr. Douglass’ business address is 2727 Allen Parkway, 13th Floor, Houston, Texas 77019.
(5)	Includes (a) 33,150 shares held directly and in retirement accounts by Paula T. Douglass, Mr. Douglass’ spouse, (b) 174,457 shares held by trusts for the benefit of members of Mr. Douglass’ family of which Mr. Douglass is the trustee and a lifetime beneficiary, a trust of which Mr. Douglass is the beneficiary, and a trust of which Ms. Douglass is the beneficiary, and (c) 220,774 shares held by Equus Corporation International, a Delaware corporation of which Mr. Douglass is the chairman of the board and chief executive officer. Mr. Douglass disclaims beneficial ownership of all shares not directly owned by him.
(6)	Includes 1,289 shares held by Mr. Flanagan’s spouse.
(7)	Includes 683 shares held by the Robert L. Knauss Defined Plan (the “Knauss Plan”) of which Mr. Knauss is a control person. Mr. Knauss disclaims beneficial ownership of the shares held by the Knauss Plan.

How did MCCE, MCC, Mr. Moore and Ms. Clayton acquire their beneficial interest in the Fund?

On June 30, 2005 and July 1, 2005, MCCE purchased 1,111,250 shares of the Fund in privately negotiated transactions. To finance these transactions, MCC received $9,700,000 from Manchester Securities Corp (“Manchester”) on June 30, 2005 pursuant to a share purchase agreement between MCC and Manchester dated June 21, 2005. A copy of the share purchase agreement was attached as an exhibit to the Schedule 13D/A filed by MCCE, MCC, Mr. Moore and Ms. Clayton on July 11, 2005. The share purchase agreement incorporates by reference a promissory note. The note bears interest of 6.25% with interest payments due semi-annually. The interest on the note increases incrementally through 2006 to up to 13% in the event that MCC does not engage in a public offering of its shares and where Manchester either (i) is able to sell at least 70% of the shares of MCC into which the note may then be converted or (ii) has at least 60% of the original nominal amount of the note prepaid. June 30, 2007 is the due date on repayment of any outstanding balance owing on the note. The note may be converted into equity of MCC at the option of Manchester. The note is secured by the shares of the Fund, MCC and its subsidiaries in a pledge agreement. MCCE used $9,580,123.50 of the funds received from Manchester to purchase the 1,111,250 shares.

On December 30, 2005, MCCE purchased 666,763 additional shares of the Fund in privately negotiated transactions. One of the transactions involved the purchase of 517,158 shares from Karpus Management, Inc. d/b/a Karpus Investment Management. To finance these transactions, MCC received $6,539,615 from Manchester on December 30, 2005 pursuant to a share purchase agreement between MCC and Manchester dated December 29, 2005. A copy of the share purchase agreement was attached as an exhibit to the Schedule 13D/A filed by MCCE, MCC, Mr. Moore and Ms. Clayton on January 10, 2006. The note bears interest of 6.25% with interest payments due semi-annually. The interest on the note increases incrementally through 2006 to up to 13% in the event that MCC does not engage in a public offering of its shares and where Manchester either (i) is able to sell at least 70% of the shares of MCC into which the note may then be converted or (ii) has at least 60% of the original nominal amount of the note prepaid. June 30, 2008 is the due date on repayment of any outstanding balance owing on the note. The note may be converted into equity of MCC at the option of Manchester. The note is secured by the shares of the Fund, MCC, MCC Holdings and its subsidiaries in a pledge agreement. MCCE used the funds received from Manchester to purchase the 666,763 shares.

On February 23, 2006, MCCE sold 315,000 shares of the Fund.

GOVERNANCE OF THE FUND

What are the duties of the Board of Directors?

The Board provides overall guidance and supervision with respect to the operations of the Fund and performs the various duties imposed on the directors of business development companies by the Investment Company Act of 1940 (the “Investment Company Act”). Among other things, the Board supervises the management arrangements of the Fund, the custodial arrangements with respect to portfolio securities, the selection of accountants, fidelity bonding, and transactions with affiliates. All actions taken by the Board are taken by majority vote unless a higher percentage is required by law or unless the Investment Company Act or the Fund’s certificate of incorporation or by-laws require that the actions be approved by a majority of the directors who are not “interested persons” (as defined in the Investment Company Act)—referred to as “independent directors.” The Investment Company Act requires that a majority of the Fund’s directors be independent directors.

Who are the current members of the Board?

The members of the Board of Directors on the date of this proxy statement and the committees of the Board on which they serve, are identified below.

Director	Audit Committee	Compensation Committee	Committee of Independent Directors	Governance and Nominating Committee

Richard F. Bergner			*	Chair

Charles M. Boyd, M.D.		*	*	*

Sam P. Douglass

Alan D. Feinsilver	Chair		*

Gregory J. Flanagan			*	*

Henry W. Hankinson	*		*

Robert L. Knauss	*		Chair

Anthony R. Moore

Dr. Francis D. Tuggle	*	*	*

James W. Walsh		Chair	*	*

Who are the executive officers of the Fund?

The name, address and age of each executive officer, their position, term of office and length of time served with the Fund, along with certain business and directorship information, are set forth in the table below.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Anthony R. Moore 2727 Allen Parkway, 13th Floor, Houston, Texas 77019 Age: 60	Co-Chairman of the Board, President and CEO	One year as Co-Chairman and indefinite terms as President and CEO; Co-Chairman since 2005; President and CEO since 2005	Co-Chairman, President and CEO of the Fund since June 2005. Executive Chairman of the Board and Co-Founder of Moore, Clayton & Co., Inc., since July 1999. From February 2005 until February 2006, Mr. Moore served as Executive Deputy Chairman of MCC Energy plc (now Tersus Energy plc). From April 1998 until June 1999, he was President and CEO of New Energy Technologies, part of New Energy Venture, Inc., an energy service provider which was sold to AEX Corp. in August 1999. From 1992 to 1998, he served as CEO of Global Investment Services and subsequently as Chairman of Corporate Finance at Barclays de Zoete Wedd, the investment banking arm of Barclays Bank plc, which was sold to Credit Suisse First Boston in March 1998. From 1991 to 1992, he served on the Board of Bankers Trust International. From 1982 to 1991, he held various senior positions with Goldman Sachs & Co., including Head of Investment Banking in Tokyo, Managing Director of Goldman Sachs Asia in Hong Kong, and Executive Director responsible for large corporate clients in London.	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Sam P. Douglass* 2727 Allen Parkway, 13th Floor, Houston, Texas 77019 Age 73	Co-Chairman of the Board	One year as Co-Chairman; Chairman and CEO from 1991 to 2005; Co-Chairman since 2005	Co-Chairman of the Board of the Fund since 2005. From 1983 to 2005, Mr. Douglass was Chairman of the Board and CEO of Equus Capital Management Corporation (“ECMC”). From 1964 to 1975, he co-founded and served as President and a Director of Service Corporation International, one of the largest funeral services company in the world trading on the NYSE. In 1978, Mr. Douglass co-founded and served as President of Wedge International, Inc., a privately-owned corporation which participated in the acquisition and management of mostly private companies. In 1980, he co-founded and served as President of Summit Resources Corporation, a privately-owned leverage buyout corporation. Since December 1978, Mr. Douglass served as Chairman and CEO of Equus Corporation International, a privately owned corporation engaged in a variety of investment activities. Mr. Douglass has originated, structured or participated in over 200 acquisition transactions.	None

Sharon Clayton 10757 South River Front Parkway, Suite 125, South Jordan, Utah 84095 Age 42	Vice Chairman	Indefinite term; Vice Chairman since 2005	Vice Chairman of the Fund since June 2005. Co-Chairman of the Board and Co-CEO of Moore, Clayton & Co., Inc since July 1999. From 1994 to 1999, Ms. Clayton owned Presentations, an international strategic consulting firm. From 1993 to 1994, she was the International Vice President of Business Development for a multi-national engineering controls company based in Toronto, Ontario. From 1988 to 1993, she was Director of Business Development for the Global Financial Services and Commercial Real Estate Industries at Johnson Controls, Inc.	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Kenneth I. Denos 2727 Allen Parkway, 13th Floor, Houston, Texas 77019 Age 38	Executive Vice President and Secretary	Indefinite terms; Executive Vice President and Secretary since 2005	Executive Vice President and Secretary of the Fund since June 2005. Executive Vice President, General Counsel, Secretary, and a Director of Moore, Clayton & Co., Inc. since January 2001. Since November, 2005, he has served as the Non-Executive Chairman of Ridgecrest Healthcare Group, Inc. From February 2005 to February 2006, he served as a director and General Counsel of Tersus Energy plc. Since April 1999 he has also served as Chairman and CEO of SportsNuts, Inc. From 1998 to 1999, Mr. Denos was General Counsel of SportsNuts.com, Inc., a subsidiary of SportsNuts, Inc. Since January 2002, he has also served as President of Kenneth I. Denos, P.C. From 1996 to 1998, Mr. Denos was an attorney with the firm of Jones, Waldo, Holbrook & McDonough, specializing in emerging technology companies. From 1995 to 1996, he worked with Utah Technology Finance Corporation, a small venture lending firm with $22 million under management.	None

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Gary L. Forbes 2727 Allen Parkway, 13th Floor, Houston, Texas 77019 Age 62	Senior Vice President	Indefinite term; Senior Vice President since 2005 and Vice President from 1992 to 2005	Senior Vice President of the Fund since 2005 and Vice President of the Fund from 1992 to 2005. From 1991 to 2005, Mr. Forbes was Vice President of ECMC. From 1975 to 1978, he was Vice President of Wedge International, Inc., a privately-owned corporation which participated in the acquisition and management of mostly private companies. In 1978, he joined Summit Resources Corporation, a privately-owned leverage buyout corporation, as a Vice President. In 1981, he co-founded Quoin International, a privately-owned corporation which completed leverage buyouts of three companies. In 1988, he joined Elders Resources North America, Inc. as its Chief Financial Officer.	Consolidated Graphics, Inc. and NCI Building Systems, Inc.

Harry O. Nicodemus IV 2727 Allen Parkway, 13th Floor, Houston, Texas 77019 Age: 58	Vice President, Chief Financial Officer and Chief Compliance Officer	Indefinite terms; Vice President, Chief Financial Officer and Compliance Officer since 2003	Vice President, Chief Financial Officer, Chief Accounting Officer, Secretary, and Compliance Officer of the Fund since November 2003. From October 1999 to December 2002, Mr. Nicodemus was Vice President and Chief Accounting Officer of US Liquids, Inc., a national provider of liquid waste management services. From February 1997 until August 1999, he was the Chief Financial Officer of American Residential Services, Inc., a national provider of services for heating, ventilating and air conditioning, plumbing and other systems in homes and small commercial buildings. Mr. Nicodemus is a certified public accountant.	Omega Protein Corporation

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Paula T. Douglass* 2727 Allen Parkway, 13th Floor Houston, Texas 77019	Vice President	Indefinite term; Vice President since 2006	Vice President of the Fund since June 2006. Ms. Douglass is co-founder of Equus Corporation International (“ECI”), where she has served as an officer and a director since December 1978. Ms. Douglass served as an officer and director of ECMC from July 1993 to 2005. She was elected Vice-Chairman and a director of MCCA in July of 2005. Ms. Douglass is a licensed attorney and was an associate of the firm Fulbright and Jaworski from 1988 to 1991. She was elected as director of Iwerks Entertainment, previously a publicly traded company on the Nasdaq National Market, in 1993 and served as Executive Chairman from 1995 to 1997. From February 1998 to 2005, she served as Chairman and Chief Executive Officer of Cinema Film Systems, Inc.	None

James Philip Walters 2727 Allen Parkway, 13th Floor, Houston, Texas 77019 Age: 50	Vice President	Indefinite term; Vice President since 2004	Vice President of the Fund since 2004. From 2004 to 2005, Mr. Walters was Vice President and Assistant Secretary of ECMC. From January 1999 to August 2003 he was Assistant Corporate Controller of US Liquids, Inc., a national provider of liquid waste management services. From June 1995 to January 1999, he was Corporate Budget Analyst for Waste Management, Inc. Mr. Walters is a certified public accountant.	None

*	Ms. Douglass is the spouse of Mr. Douglass.

INVESTMENT ADVISER AND ADMINISTRATOR

Who is the Fund’s investment adviser?

The Fund’s investment adviser is Moore, Clayton Capital Advisors, Inc. (“MCCA”) and its principal offices are located at 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. MCCA is a wholly-owned subsidiary of MCC, an international private equity investment and advisory firm with offices in Salt Lake City, Los Angeles, San Francisco, New York, London, Cape Town, and Johannesburg. MCC specializes in strategic and financial advisory services for, and investment in, emerging and established companies operating in traditional industries. Established in 1999, MCC also provides introductions and commercial opportunities through its worldwide contact network of professionals, financial intermediaries, and business executives. The firm works with its clients to explore the risks and rewards of a variety of transactional and strategic alternatives such as international agreements and negotiations, joint ventures, mergers and acquisitions, divestitures, privatizations, restructurings, and recapitalizations.

MCC has approximately 75 employees and professional contract personnel. The firm currently advises approximately 80 small- to large-capitalization companies throughout the world. The principal shareholders of MCC are Anthony R. Moore and Sharon Clayton.

MCC formed MCCA on February 3, 2005, for the purpose of managing the Fund. Following shareholder approval, MCCA became the Fund’s investment adviser on June 30, 2005. MCCA is registered as an investment adviser under the Investment Advisers Act of 1940. MCCA and MCC share many of the same personnel resources.

The officers and directors of MCCA are:

Anthony R. Moore	Chairman of the Board

Sharon Clayton	Co-Chairman of the Board

Paula T. Douglass	Vice Chairman

Sam P. Douglass	President

Kenneth I. Denos	Vice President and Secretary

Gary L. Forbes	Vice President

Harry O. Nicodemus IV	Vice President

James Philip Walters	Vice President

Brett M. Chiles	Assistant Vice President

Dawn D. Clark	Assistant Secretary

For a description of the business background of each of Ms. Clayton, Ms. Douglass and Messrs. Moore, Douglass, Denos, Forbes, Nicodemus, and Walters see “Governance of the Fund—Who are the Executive Officers of the Fund?” above. A description of the business background of each of Mr. Chiles and Ms. Clark is set forth below.

Brett M. Chiles has been Assistant Vice President of MCCA since July 2005. From 2000 to 2003, he served as internal wholesaler for AIM Investments in its financial dealer division. From 2003 to 2005, he obtained his MBA from Rice University. During 2004, Mr. Chiles interned for Murphree Venture Partners, an early-stage investment company.

Dawn D. Clark has been Assistant Secretary of MCCA since July 2005. She served as Manager of Human Resources for ECMC from 1991 to 2005.

Management Agreement

Pursuant to an investment advisory agreement, dated as of June 30, 2005 (the “Management Agreement”), and subject to the overall supervision of the Board, MCCA manages the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objectives and policies. Under the terms of the Management Agreement, MCCA provides any and all management and investment advisory services necessary for the operation and conduct of the Fund’s business as well as the following:

•	Determines the composition of the Fund’s portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;

•	Identifies, evaluates, and negotiates the structure of the Fund’s investments;

•	Monitors the performance of, and manages the Fund’s investments;

•	Determines the securities and other assets that the Fund will purchase, retain, or sell and the terms on which any securities are purchased or sold;

•	Arranges for the disposition of the Fund’s investments;

•	Recommends to the Board the fair value of the Fund’s investments that are not publicly traded debt or equity securities based on the Fund’s valuation guidelines;

•	Votes proxies in accordance with the proxy voting policy and procedures adopted by MCCA; and

•	Provides the Fund with such other investment advice, research, and related services as the Board may, from time to time, reasonably require for the investment of the Fund’s assets.

MCCA’s services under the Management Agreement are not exclusive, and it is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with the Fund and directly compete with the Fund for particular investments, so long as its services to the Fund are not impaired by the provision of such services to others. Under the Management Agreement and to the extent permitted by the Investment Company Act, MCCA will also provide on the Fund’s behalf significant managerial assistance to those portfolio companies to which the Fund is required to provide such assistance under the Investment Company Act and who require such assistance from the Fund.

Pursuant to the Management Agreement, the Fund pays MCCA a fee for management services consisting of two components—a base management fee and an incentive fee.

The base management fee is calculated quarterly as 0.50% of the Fund’s net assets (2% per year). The base management fee is payable quarterly in arrears.

The incentive fee consists of two parts. The first part, which is calculated and payable quarterly in arrears, is equal to 20% of the excess, if any, of the Fund’s net investment income for the quarter that exceeds a quarterly hurdle rate equal to 2% (8% annualized) of the Fund’s net assets (defined as total assets less total liabilities, determined in accordance with generally accepted accounting principles). The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Management Agreement, as of the termination date), and equals (1) 20% of (a) the Fund’s net realized capital gain (realized capital gains less realized capital losses) on a cumulative basis from effective date of the Management Agreement to the end of such fiscal year, less (b) any unrealized capital depreciation at the end of such fiscal year, less (2) the aggregate amount of all Capital Gains Fees paid to MCCA in prior fiscal years.

Who is the Fund’s administrator?

The Fund’s administrator is Equus Capital Administration Company, Inc. (the “Administrator”) and its principal offices are located at 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. The Administrator is a wholly-owned subsidiary of MCC and was formed for the purpose of managing the Fund’s administrative and business operations.

Administration Agreement

Pursuant to an administration agreement, dated as of June 30, 2005 (the “Administration Agreement”), the Administrator furnishes the Fund with office facilities, equipment, and clerical, bookkeeping, and record keeping services at such facilities. Under the Administration Agreement, the Administrator performs, or oversees the performance by third parties of, the Fund’s required administrative services, which include being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s stockholders and reports filed with the SEC. In addition, the Administrator assists the Fund in determining and publishing its net asset value, oversees the preparation and filing of the Fund’s tax returns, and the printing and dissemination of reports to shareholders and generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services provided to the Fund by others. To the extent permitted under the Investment Company Act, the Administrator may also provide, on the Fund’s behalf, significant managerial assistance to the Fund’s portfolio companies. Payments under the Administration Agreement are equal to the costs and expenses incurred by the Administrator in connection with administering the Fund’s business (including rent and the allocable portion of the salaries and benefits of the Fund’s officers and their respective staffs) up to a maximum reimbursement of $450,000 per year.

ITEM 1—TO APPROVE AMENDMENTS TO THE FUND’S INVESTMENT OBJECTIVE BY CHANGING IT TO A NON-FUNDAMENTAL, TOTAL RETURN OBJECTIVE AND CHANGING THE FUND’S NAME FROM “EQUUS II INCORPORATED” TO “EQUUS TOTAL RETURN, INC.”

Currently, the Fund’s investment objective is to achieve capital appreciation. This investment objective may be changed only with the approval of the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act. All investment strategies of the Fund may be changed without a vote of stockholders.

Total Return Investment Objective. The Fund’s Board of Directors, including all of the Fund’s independent directors, has authorized, and recommends that stockholders approve, changing the Fund’s investment objective to a total return investment objective. If approved by stockholders, the amended investment objective of the Fund would provide as follows:

The Fund’s investment objective is to seek the highest total return, consisting of capital appreciation and current income.

In order to achieve the proposed total return investment objective, the Fund’s investment adviser, MCCA, would implement an investment strategy which strikes a balance between the potential for gain and the risk of loss. In the capital appreciation category, MCCA, on behalf of the Fund, would continue to be a “growth-at-reasonable-price” investor by identifying and acquiring securities that meet MCCA’s criteria for selling at reasonable prices. In the current income category, MCCA, on behalf of the Fund, would invest principally in debt financing with the objective of generating regular interest income back to the Fund. Debt financing may also be used to create long-term capital appreciation through the exercise and sale of warrants received in connection with the financing. Unlike the Fund’s current investment objective, the Fund’s investment strategies may be changed without a vote of stockholders.

Non-Fundamental Investment Objective. The Board of Directors, including all of the Fund’s independent directors, has also authorized, and recommends that stockholders approve, eliminating the fundamental nature (i.e., changeable only by stockholder vote) of the Fund’s amended investment objective. This is intended to remove unnecessary restrictions on the Fund’s operations, which exceed the requirements imposed on business development companies by the Investment Company Act and conform the Fund more closely to other business development companies whose investment objectives are not considered fundamental.

Making the Fund’s amended investment objective non-fundamental will provide additional flexibility in the future to adjust the investment program of the Fund in response to changing market conditions and circumstances without the expense and delay associated with a stockholder meeting to approve such changes. The Board does not expect to use this flexibility frequently, however, the Board would be in a position to change the amended investment objective in circumstances when a change, in the Board’s judgment, would be in the best interests of the Fund’s stockholders.

Status of Fund as a Business Development Company. Implementing a non-fundamental, total return investment objective will not change the status of the Fund as a business development company. Any such change would require a separate vote by stockholders. The Fund intends to continue complying with the investment limitations imposed on business development companies. A business development company must invest at least 70% of its total assets in qualifying assets under the Investment Company Act and provide, with limited exceptions, significant managerial assistance to the eligible portfolio companies in which the business development company invests. Qualifying assets include, among others, securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer is an eligible portfolio company. An eligible portfolio company is defined as any issuer that: (a) is organized under the laws of, and has its principal place of business in, the United States; (b) is not, with limited exceptions, an investment company; and (c) either does not have any class of securities with respect to which a broker may extend margin credit, or is controlled by the business development company, or has total assets of not more than $4,000,000 (and capital and surplus of not less than $2,000,000).

Change to the Fund’s Name. In furtherance of this proposal to implement a non-fundamental, total return investment objective, the Board of Directors, including all of the Fund’s independent directors, has authorized, and recommends that stockholders approve, amending the Fund’s Restated Certificate of Incorporation to change the name of the Fund from “Equus II Incorporated” to “Equus Total Return, Inc.” If approved, the Board intends to make conforming changes to the Fund’s Amended and Restated By-laws.

This proposal to approve changes to the Fund’s investment objective and the Fund’s name requires the affirmative “vote of a majority of the outstanding voting securities” of the Fund. Under the Investment Company Act, the “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the special meeting or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

The Board unanimously recommends that each stockholder vote “FOR” approving amendments to the Fund’s investment objective by changing it to a non-fundamental total return objective and changing the Fund’s name from “Equus II Incorporated” to “Equus Total Return, Inc.”

ITEM 2—TO APPROVE AMENDMENTS TO THE FUND’S RESTATED CERTIFICATE OF INCORPORATION TO BROADEN THE INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW

The Fund’s Board of Directors, including all of the Fund’s independent directors, has determined that in order to attract and retain skilled and effective directors, officers, employees and agents, the Fund needs to amend its Restated Certificate of Incorporation to broaden the indemnification provisions to the fullest extent permitted by applicable law. In order to accomplish this, the Board, including all of the Fund’s independent directors, has authorized, and recommends that stockholders approve replacing, in its entirety, Article Eleventh of the Fund’s Restated Certificate of Incorporation with the following:

Eleventh: A. To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and agents of the Corporation (and any other persons to which applicable law permits the Corporation to provide indemnification) through by-law provisions, agreements with such persons, vote of stockholders or disinterested directors, or otherwise.

B. Any amendment, repeal or modification of this Article Eleventh shall not adversely affect any right or protection of a director, officer, employee or agent of the Corporation (or any other person to which applicable law permits the Corporation to provide indemnification or advancement of expenses) with respect to any acts or omissions of such person occurring prior to such amendment, repeal or modification.

Current Certificate of Incorporation. The Fund’s Restated Certificate of Incorporation currently provides indemnification for, and advancement of expenses to, current and former directors, officers, employees and agents of the Fund, as well as those who are or were serving at the request of the Fund as a director, officer, employee or agent of another entity, against third-party claims and claims by or in right of the Fund. A copy of current Article Eleventh of the Fund’s Restated Certificate of Incorporation is attached hereto as Appendix A. As a Delaware corporation, the Fund is subject to Section 145 of the Delaware General Corporation Law (“DGCL”), Delaware’s indemnification statute.

Current Article Eleventh of the Fund’s Restated Certificate of Incorporation generally follows the provisions of Section 145 of the DGCL by making its permissive indemnification provisions mandatory on the Fund. However, current Article Eleventh imposes additional limitations on the Fund’s ability to indemnify which are not required by Section 145. For instance, set forth below are summaries of certain limitations, among others, imposed by Article Eleventh which are not required by Section 145:

•	Indemnification by the Fund is subject to any limitation imposed pursuant to the Investment Company Act;

•	No director or officer of the Fund will be protected against any liability for willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his or her office;

•	No indemnification by the Fund may be made in respect of any matter as to which the relevant person has been adjudged to be liable for bad faith, negligence, willful misconduct or breach of fiduciary duty, unless and only to the extent the Delaware Court of Chancery or the court in which such matter was brought determines that such person is fairly and reasonably entitled to indemnity for such expenses;

•	In connection with any third-party claim where a violation of federal or state securities laws is alleged, no indemnification may be provided unless (a) if the relevant person is successful in defending against the claim, a court approves indemnification for the costs of such defense or (b) if the claim is settled, a court approves the settlement and finds that indemnification for the settlement costs and expenses related to the claim should be made;

•	Any Fund advances of expenses incurred by an officer or director in defending a civil or criminal action requires that one of the following conditions first be met: (a) the officer or director has provided security for his or her undertaking to repay advances if it is ultimately determined that he or she is not entitled to indemnification; (b) the Fund is insured against losses arising by reason of any lawful advances; or (c) the disinterested non-party directors of the Fund or an independent legal counsel in a written opinion determines that there is reason to believe that such officer or director ultimately will be found entitled to indemnification; and

•	The Fund may not purchase and maintain insurance that will protect or purport to protect any person against any liability for willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Delaware Law. In general, Section 145 of the DGCL provides that a corporation may indemnify any person from civil and criminal liability by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with an actual or threatened action, suit or proceeding (whether by a third party or by or in right of the corporation) if the person acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal proceeding, had no reasonable cause to believe the person’s conduct was unlawful.

Section 145 also provides that expenses (including attorneys’ fees) incurred by an officer or director in defending any civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined that such person is not entitled to indemnification. Section 145 goes on to provide that such expenses incurred by former directors and officers or other employees and agents may be paid upon such terms and conditions as the corporation deems appropriate.

Investment Company Act. In addition, as a business development company, the Fund is subject to indemnification limitations imposed by the Investment Company Act. Under the Investment Company Act, the Fund may not include any provision in its certificate of incorporation or by-laws which purports to protect any director or officer for liability by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The SEC staff has also taken the position that advances of attorneys’ fees or other expenses incurred by an investment company’s directors or officers in defending a proceeding are permissible, provided there is an undertaking to repay the advances if it is ultimately determined the person is not entitled to indemnification and one of the following conditions is met: (a) the person provides security for his or her undertaking; (b) the investment company is insured against losses arising by reason of any lawful advances; or (c) a majority of a quorum of the disinterested, non-party directors of the investment company, or an independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that the person ultimately will be found entitled to indemnification.

Current By-laws and Indemnification Agreements Still Effective. If stockholders approve replacing current Article Eleventh in its entirety with proposed Article Eleventh, the Fund’s by-laws and indemnification agreements entered into with former and current directors and officers of the Fund would still be effective. Article X of the Fund’s Amended and Restated By-laws (which is attached hereto as Appendix B) contains indemnification provisions which are substantially similar to those contained in current Article Eleventh of the Fund’s Restated Certificate of Incorporation. However, Article X of the Fund’s Amended and Restated By-laws contains an additional catch-all provision which authorizes the Board to indemnify any relevant person or to make advances of expenses to any relevant person or to reimburse the expenses of any relevant person, to the extent not inconsistent with law as evidenced by an opinion of counsel.

By-law Amendments. Unlike the Fund’s Restated Certificate of Incorporation, the Board may amend Article X of the Fund’s Amended and Restated By-laws without stockholder approval, subject to the right of the stockholders to amend or repeal such by-law provisions as adopted or amended by the Board. If stockholders approve replacing current Article Eleventh of the Fund’s Restated Certificate of Incorporation with proposed Article Eleventh, the Board intends to amend Article X of the Fund’s Amended and Restated By-laws to, among other things:

•	Remove any limitations on indemnification or advances by the Fund resulting from the negligence of any director, officer, employee or agent of the Fund, or any person serving at the request of the Fund as a director, officer, employee or agent of another entity;

•	Remove in its entirety the limitation on indemnification by the Fund with respect to: third-party claims where the relevant person has been adjudged to be liable for bad faith, negligence, willful misconduct or breach of fiduciary duty in the performance of his or her duty to the Fund, unless and only to the extent the Delaware Court of Chancery or the court in which such matter was brought determines that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court deems proper;

•	Remove in its entirety the limitation on indemnification by the Fund with respect to: third-party claims where a violation of federal or state securities laws is alleged, and no indemnification is provided unless (a) if the relevant person is successful in defending against the claim, a court approves indemnification for the costs of such defense or (b) if the claim is settled, a court approves the settlement and finds that indemnification for the settlement costs and expenses related to the claim should be made; and

•	Remove the limitation on the Fund purchasing and maintaining insurance that protects or purports to protect any person against any liability for willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Board may also make further amendments to Article X of the Fund’s Amended and Restated By-laws as it deems appropriate.

Indemnification Agreements. In addition to the Amended and Restated By-laws, the Fund has indemnification obligations in agreements it has entered into with its former and current directors and officers. Attached hereto as Appendix C is the form of indemnification agreement that the Fund has previously entered into with each of its current directors and officers. Stockholders are not being asked to vote on this indemnification agreement which is already in place. The indemnification agreement supplements the Fund’s Restated Certificate of Incorporation and Amended and Restated By-laws and is attached hereto for completeness. The indemnification agreement will continue to be effective independent of whether stockholders vote for or against this Item 2. Set forth below is a summary of the indemnification agreement.

The indemnification agreement indemnifies the indemnitee to the fullest extent permitted by law, including against third-party claims and claims by or in right of the Fund or any subsidiary or majority-owned partnership of the Fund by reason of that person (a) being a director, officer employee or agent of the Fund, or of any subsidiary or majority-owned partnership of the Fund or (b) serving at the request of the Fund or its investment adviser as a director, officer, employee or agent of another entity. If appropriate, the Fund is entitled to assume the defense of the claim with counsel selected by the Fund and approved by the indemnitee, which approval may not be unreasonably withheld. Separate counsel employed by the indemnitee will be at his or her own expense unless (i) the employment of separate counsel has been previously authorized by the Fund, (ii) the indemnitee reasonably concludes there may be a conflict of interest, or (iii) the Fund has not, in fact, employed counsel to assume the defense of such claim.

Any advancement of expenses under the indemnification agreement must be paid by the Fund within 20 days following delivery of a written request or promptly upon completion of any required review by directors of the Fund or counsel if (a) security is provided by the indemnitee for his undertaking to repay advances, (b) the Fund is insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested, non-party directors or an independent legal counsel in a written opinion determines there is a reason to believe the indemnitee is entitled to indemnification.

The indemnification agreement contains a rebuttable presumption that the indemnitee has not engaged in willful misfeasance, gross negligence or reckless disregard of his or her duties as a director or officer of the Fund. The indemnification agreement also provides that it is not a defense to the payment of expenses in advance of a final disposition that the indemnitee has not met the standards of conduct that make it permissible under applicable law for the Fund to provide indemnification. The indemnification agreement further provides that the indemnitee may bring a good faith, non-frivolous action against the Fund to recover the unpaid amount of his or her indemnification claim and be entitled to expenses for bringing such action. The indemnification agreement states that the Fund has the burden of proving that the indemnitee has not met the standard of conduct that makes it permissible under applicable law for the Fund to provide indemnification.

Reasons for Proposal. This proposal to amend the Fund’s Restated Certificate of Incorporation to broaden the indemnification provisions to the fullest extent permitted by applicable law, the amendments to the Fund’s Amended and Restated By-laws discussed in this proxy statement and the referenced indemnification agreements are a response to (a) the increasing hazard of litigation directed against directors, officers, employees and agents of a corporation and the expense of such litigation, (b) the limited availability of adequate and reasonably priced directors’ and officers’ liability insurance, and (c) the potential inability of the Fund to continue to attract and retain qualified directors, officers, employees and agents in light of the foregoing circumstances. The Board believes that enacting the provisions stated herein, is in the best interests of the Fund and its stockholders, by strengthening the Fund’s ability to attract and retain the services of skilled and effective persons to serve as directors, officers, employees and agents of the Fund. In accordance with the Fund’s Restated Certificate of Incorporation, if this proposal is approved by stockholders, these amendments to the Fund’s Restated Certificate of Incorporation will become effective on the next date on which the Fund’s directors are to be elected.

The Fund is not aware of any pending or threatened claims or any litigation or proceeding which may result in a claim for indemnification by any director, officer, employee or agent of the Fund. The Fund does not presently have directors’ and officers’ liability insurance.

This proposal to amend the Fund’s Restated Certificate of Incorporation to broaden the indemnification of directors, officers, employees and agents to the fullest extent permitted by applicable law requires the affirmative vote of a majority of the issued and outstanding shares of the Fund.

The Board unanimously recommends that each stockholder vote “FOR” amending the Fund’s Restated Certificate of Incorporation to broaden the indemnification of directors, officers, employees and agents to the fullest extent permitted by applicable law.

OTHER MATTERS

The Board knows of no matters other than those listed in the Notice of Special Meeting that are likely to come before the special meeting. However, if any other matter properly comes before the meeting, the individuals named as proxies will vote in accordance with their best judgment on such matters.

In the event that sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the special meeting, the chairman of the meeting or the holders of a majority of the shares of the Fund, present in person or represented by proxy, although not constituting a quorum, may adjourn the meeting.

ANNUAL REPORT

A copy of the Fund’s 2005 Annual Report to Stockholders and copies of the Fund’s quarterly reports on Form 10-Q are available without charge upon request. Please direct your request to Equus II Incorporated, Attention: Investor Relations, P.O. Box 130197, Houston, Texas 77219-0197, (713) 529-0900 or toll-free at (800) 856-0901.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2007 Annual Meeting. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2007 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, the Fund’s Secretary must receive stockholder proposals no later than January 1, 2007. Proposals should be sent to the Fund, c/o Moore, Clayton Capital Advisors, Inc., 2727 Allen Parkway, 13th Floor, Houston, Texas 77019, attention: President. Submission of a stockholder proposal does not guarantee inclusion in the Fund’s proxy statement or form of proxy because certain SEC rules must be met.

In addition, under our by-laws no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise properly brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered an appropriate notice to the Fund’s Secretary. To be properly brought before the meeting a stockholder must deliver a written notice to the Fund at the address set forth in the following paragraph of the stockholder’s intention to present a proposal (containing certain information specified in the by-laws about the stockholder and the proposed action) not less than 60 nor more than 90 days prior to the meeting; provided, however, that in the event less than 70 days’ notice or prior public disclosure of the date of the meeting is given to stockholders, your notice to be timely must be received not later than the close of business on the fifth day following the day on which such notice is mailed or such public disclosure was made.

Stockholder proposals with respect to director nominations require written notice of your intent to make such a nomination either by personal delivery or by U.S. mail, postage prepaid, to Kenneth I. Denos, Secretary,

Equus II Incorporated, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019, within the time limits described above for delivering of notice of stockholder proposal and comply with the information requirements in our by-laws relating to director nominations by stockholders. These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the Fund’s proxy statement.

The proxy solicited by the Board of Directors for the 2007 Annual Meeting will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Fund is provided with notice of such proposal no later than March 17, 2007.

A copy of the full text of the by-law provisions discussed above may be obtained by writing to the Office of Secretary, Equus II Incorporated, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019.

Stockholder Communications with the Board. Stockholders who wish to communicate directly with the Board, or specified individual directors may do so by writing to the Board or individual directors in care of the Office of Secretary, Equus II Incorporated, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. At the direction of the Board, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Trivial items will be delivered to the directors at the next scheduled Board meeting. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Independent Directors,” “Outside Directors” or “Non-Management Directors” will be forwarded or delivered to the Chairman of the Committee of Independent Directors. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board. Concerns relating to accounting, internal controls, or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Corporate Governance. The Fund is a Delaware corporation subject to the provisions of the DGCL. The Fund’s day-to-day operations and requirements as to the place and time, conduct, and voting, at a meeting of stockholders are governed by the Fund’s certificate of incorporation and by-laws, the provisions of the DGCL, and the provisions of the Investment Company Act. The Fund has adopted a code of business conduct and ethics applicable to our directors, officers (including our principal executive officer, principal financial officer and controller) and employees. Our code of business conduct and ethics meets NYSE listing standard requirements and the requirements of Section 406 of the Sarbanes-Oxley Act of 2002. A copy of our certificate of incorporation and by-laws, code of business conduct and ethics, corporate governance guidelines, and the charters of the Audit, Compensation, and Nominating and Corporate Governance Committees may be obtained by writing to the Office of Secretary, Equus II Incorporated, 2727 Allen Parkway, 13th Floor, Houston, Texas 77019. Our code of business conduct and ethics, corporate governance guidelines and committee charters are also available by accessing the Fund’s website at www.equuscap.com. In the event that the Fund amends or waives any provisions of our code of business conduct and ethics applicable to our principal executive officer, principal financial officer, or controller, we intend to disclose the same on the Fund’s website at www.equuscap.com.

Proxy Solicitation Costs. The proxies being solicited hereby are being solicited by the Board of Directors of the Fund. The cost of soliciting proxies in the enclosed form will be paid by the Fund. Officers and regular employees of the Fund and MCCA may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile, or electronic means. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of stock held in the name of such nominees. We will, upon request, reimburse brokerage firms and others for their responsible expenses in forwarding solicitation material to the beneficial owners of stock. In addition, the Fund has retained MacKenzie Partners, a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that MacKenzie Partners will be paid approximately $5,000 by the Fund for such solicitation services (plus reimbursement of out-of-pocket expenses). MacKenzie Partners may solicit proxies personally and by telephone.

APPENDIX A

ARTICLE ELEVENTH OF THE FUND’S RESTATED CERTIFICATE OF INCORPORATION

Eleventh: A. Subject to any limitation imposed pursuant to the 1940 Act, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, except that (i) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for bad faith, negligence, willful misconduct or breach of fiduciary duty in the performance of his duty to the Corporation unless and only to the extent the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper, and (ii) no such person shall be entitled to indemnification in connection with any lawsuit in which the violation of any federal or state securities laws is alleged unless (a) if such person is successful in defending against such lawsuit, a court approves indemnification for the costs of such defense or (b) if the lawsuit is settled, a court approves the settlement and finds that indemnification for the settlement costs and expenses related to the lawsuit should be made. The satisfaction of any indemnification hereunder shall be limited to Corporation assets. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

B. Subject to any limitation imposed by the 1940 Act, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for bad faith, negligence, willful misconduct or breach of fiduciary duty in the performance of his duty to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

C. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections A and B, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

D. Any indemnification under subsection A and B (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the officer, director, employee or agent, is proper in the circumstances because he has met the applicable standard of conduct

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set forth in subsections A and B. Such determinations shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

E. Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in Section 145 of The General Corporation Law of Delaware provided that at least one of the following conditions precedent has occurred in the specific case: (1) the officer or director has provided security for his undertaking; (2) the Corporation is insured against losses arising by reason of any lawful advances; or (3) a majority of a quorum of the disinterested non-party directors of the Corporation or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts, that there is reason to believe that such officer or director ultimately will be found entitled to indemnification. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

F. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The Corporation shall be permitted to enter into contracts directly with its officers and directors providing the maximum indemnity and relief from liability permitted under Delaware law.

G. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article; provided, however, that the Corporation may not purchase and maintain insurance that will protect or purport to protect any person against any liability for willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

H. For purposes of this Article, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article.

I. No provision of this Certificate on Incorporation shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his office.

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APPENDIX B

ARTICLE X OF THE FUND’S AMENDED AND RESTATED BY-LAWS

SECTION 10.1. THIRD PARTY ACTIONS. Subject to any limitation imposed by the Investment Company Act of 1940, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful except that (i) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for bad faith, negligence, willful misconduct or breach of fiduciary duty in the performance of his duty to the Corporation unless and only to the extent the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper, and (ii) no such person shall be entitled to indemnification in connection with any lawsuit in which the violation of any federal or state securities laws is alleged unless (a) if such person is successful in defending against such lawsuit, a court approves indemnification for the costs of such defense or (b) if the lawsuit is settled, a court approves the settlement and finds that indemnification for the settlement costs and expenses related to the lawsuit should be made. The satisfaction of any indemnification hereunder shall be limited to Corporation assets. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

SECTION 10.2. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. Subject to any limitation imposed by the Investment Company Act of 1940, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for bad faith, negligence, willful misconduct or breach of his fiduciary duty in the performance of his duty to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

SECTION 10.3. SUCCESS ON THE MERITS. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 10.1 and 10.2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

SECTION 10.4. DETERMINATION OF CONDUCT. The determination that an officer, director, employee or agent, has met the applicable standard of conduct set forth in Sections 10.1 and 10.2 (unless indemnification is ordered by a court) shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

SECTION 10.5. PAYMENT OF EXPENSES IN ADVANCE. Expenses incurred by an officer or director in defending a civil or criminal action, suite or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this Article X, provided that at least one of the following conditions precedent has occurred in the specific case: (1) the officer or director has provided security for his undertaking; (2) the Corporation is insured against losses arising by reason of lawful advances; or (3) a majority of a quorum of the disinterested non-party directors of the Corporation or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that there is reason to believe that such officer or director ultimately will be found entitled to indemnification. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

SECTION 10.6. INDEMNITY NOT EXCLUSIVE. The indemnification provided hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any other by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person. The Board of Directors shall also have the authority to authorize the Corporation making advances with respect to and indemnifying any person named in Sections 10.1 and 10.2 against, or making payments on behalf of or to reimburse such person for, any costs or expenses (including attorneys’ fees), judgments or fines or amounts paid in settlement, in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative as set forth in Sections 10.1 to 10.2 to the extent not inconsistent with law as evidenced by an opinion of counsel.

SECTION 10.7. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article X of the by-laws; provided, however, that the Corporation may not purchase and maintain insurance that will protect or purport to protect any person against any liability for willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

SECTION 10.8. DEFINITIONS. For purposes of this Article X, reference to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence has continued, would have had power and authority to indemnify its directors, officers and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article X with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

For purposes of this Article X, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article X.

APPENDIX C

FORM OF INDEMNIFICATION AGREEMENT

This Indemnification Agreement (“Agreement”) dated                         , 2006, by and between Equus II Incorporated, a Delaware corporation (the “Company”), and                          (“Indemnitee”).

WHEREAS, the Company and Indemnitee recognize the increasing difficulty in obtaining directors’ and officers’ liability insurance, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance;

WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited;

WHEREAS, Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other officers and directors of the Company may not be willing to continue to serve as officers and directors without additional protection; and

WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

1. INDEMNIFICATION.

a. Third Party Proceedings. The Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Company) by reason of the fact that Indemnitee is or was (i) a director, officer, employee, or agent of the Company, or any subsidiary or majority-owned partnership of the Company, by reason of any action or inaction on the part of Indemnitee while an officer or director (ii) serving at the request of the Company or its investment advisor as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with such action, suit, or proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee’s conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner that Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee’s conduct was unlawful.

b. Proceedings By or In the Right of the Company. The Company shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Company or any subsidiary or majority-owned partnership of the Company to procure a judgment in its favor by reason of (i) the fact that Indemnitee is or was a director, officer, employee, or agent of the Company, or any subsidiary or majority-owned partnership of the Company, (ii) any action or inaction on the part of Indemnitee while an officer or director of the Company or any subsidiary or majority-owned partnership of the Company, or (iii) by reason of the fact that Indemnitee is or was serving at the request of the Company or its investment advisor as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees) and amounts paid in settlement actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or suit if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

c. Indemnification for Expenses as a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his or her status as a current or former director, officer, employee, or agent of the Company (or of any other corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise which the Indemnitee is or was serving at the request of the Company), a witness in any action, suit or proceeding to which Indemnitee is not a party, he or she shall be indemnified against all expenses actually and reasonably incurred by him or her or on his or her behalf in connection therewith.

d. Mandatory Payment of Expenses. To the extent that Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Subsections (a), (b) and (c) of this Section 1 or the defense of any claim, issue, or matter therein, Indemnitee shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by Indemnitee in connection therewith.

e. Advancement of Expenses. The Company shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement, or appeal of any civil or criminal action, suit, or proceeding referenced in Subsection I (a), (b), or (c) hereof, provided that at least one of the following conditions has been met: (1) Indemnitee has provided security for his or her undertaking, (2) the Company is insured against losses arising by reason of lawful advances, or (3) either a majority of a quorum of the disinterested, non-party directors of the Company or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that there is reason to believe that Indemnitee ultimately will be found entitled to indemnification. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to the Indemnitee within twenty (20) days following delivery of a written request therefor by Indemnitee to the Company or promptly upon completion of any required review by directors or counsel. In making any reasonable belief determination required by this Section 1.e, (1) there shall be a rebuttable presumption that Indemnitee has not engaged in disabling conduct (as hereinafter defined), (2) directors or counsel may rely on a review of readily available facts (as opposed to a full-trial type inquiry), and (3) the review need only be sufficient to form the basis of a reasonable, but not necessarily conclusive, belief. If Indemnitee requests additional advances from the Company, and a reasonable belief determination no longer can be made, no additional advances shall be made unless Indemnitee provides security for his or her undertaking, the Company is insured against losses arising by reason of lawful advances, or the Company has otherwise obtained assurances that the advance will be repaid if Indemnitee ultimately is found to have engaged in disabling conduct.

2. SERVICES BY INDEMNITEE. Indemnitee agrees to serve as an executive officer and/or director of the Company and, as mutually agreed by Indemnitee and the Company, as a director, officer, employee, agent, or fiduciary of other corporations, partnerships, joint ventures, trusts, or other enterprises (including, without limitation, employee benefit plans). Indemnitee may at any time and for any reason resign from any such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in that position. This Agreement shall not be deemed an employment contract between the Company (or any of its subsidiaries) and Indemnitee. Indemnitee specifically acknowledges that Indemnitee’s employment with the Company (or any of its subsidiaries), if any, is at will, and the Indemnitee may be discharged at any time for any reason, with or without cause, except as may be otherwise provided in any written employment contract between Indemnitee and the

Company (or any of its subsidiaries or majority-owned partnership), other applicable formal severance policies duly adopted by the Board or, with respect to service as a director of the Company, by the Company’s Certificate of Incorporation, Bylaws and the Delaware General Corporation Law. Notwithstanding, the foregoing, this Agreement shall continue in force after Indemnitee has ceased to serve as an officer or director of the Company and no longer serves at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise.

3. INDEMNIFICATION PROCEDURE.

a. Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to Equus II Incorporated, 2929 Allen Parkway, Suite 2500, Houston, Texas 77019 (Attention: Chief Executive Officer) (or such other address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received on the third business day after the date postmarked if sent by domestic certified or registered mail, properly addressed; otherwise notice shall be deemed received when such notice shall actually be received by the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

b. Procedure. Any indemnification and advances provided for in Section 1 and this Section 3 shall be made no later than 45 days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company’s Certificate of Incorporation or By-laws providing for indemnification, is not paid in full by the Company within 45 days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 13 of this Agreement, Indemnitee shall also be entitled to be paid for the expenses (including reasonable attorneys’ fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct that make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection l(e) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists.

c. Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Subsection 3(a) hereof, the Company has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

d. Selection of Counsel. In the event the Company shall be obligated under Subsection 1(e) hereof to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee (which approval shall not be unreasonably withheld), upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his or her counsel in any such proceeding at Indemnitee’s expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the reasonable fees and expenses of Indemnitee’s counsel shall be at the expense of the Company.

4. ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

a. Scope. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by, the other provisions of this Agreement, the Company’s Certificate of Incorporation, the Company’s Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute, or rule that expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes shall be, ipso facto, within the purview of Indemnitee’s rights and Company’s obligations, under this Agreement. In the event of any change in any applicable law, statute or rule that narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder.

b. Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company’s Certificate of Incorporation, its Bylaws, any agreement, any vote of shareholders or disinterested Directors, the Delaware General Corporation Law Act, or otherwise, both as to action in Indemnitee’s official capacity and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in an indemnified capacity at the time of any action, suit or other covered proceeding.

5. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

6. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or public policy may override applicable state law and prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission (the “SEC”) has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Company has undertaken, and may be required in the future to undertake, with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify Indemnitee.

7. OFFICER AND DIRECTOR LIABILITY INSURANCE. To the extent the Company maintains an insurance policy or policies providing directors’ and officers’ liability insurance, Indemnitee shall be covered by such policy or polices, in accordance with its or their terms, to the maximum extent of the coverage available for any director or officer of the Company.

8. SEVERABILITY. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company’s inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 8. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

9. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement for the following:

a. Claims Initiated by Indemnitee. The Company shall not be obligated to indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate;

b. Lack of Good Faith. The Company shall not be obligated to indemnify Indemnitee for any expenses incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, to the extent a court of competent jurisdiction determines that any of the assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous;

c. Insured Claims. The Company shall not be obligated to indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) that have been paid directly to Indemnitee by an insurance carrier under a policy of officers’ and directors’ liability insurance maintained by the Company; or

d. Claims under Section 16(b). The Company shall not be obligated to indemnify Indemnitee for expenses or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

e. Disabling Conduct. The Company shall not be obligated to indemnify or advance expenses to Indemnitee with respect to any claim, issue, or matter as to which Indemnittee shall have been adjudged to be liable for willful misfeasance, gross negligence, or reckless disregard of Indemnitee’s duties as an officer or director of the Company (“disabling conduct”). Notwithstanding any provision of this Agreement to the contrary, the Company shall not be obligated to indemnify or advance expenses to Indemnitee if such indemnification or advancement of expenses is prohibited by the Investment Company Act of 1940.

10. CONSTRUCTION OF CERTAIN PHRASES.

a. For purposes of this Agreement, references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

b. For purposes of this Agreement, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to “serving at the request of the Company” shall include any service as a director, officer, employee, or agent of any corporation, partnership, joint venture, trust, or other enterprise (i) that imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries or (ii) in which the Company has an investment. If Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee’s estate, heirs, legal representatives and assigns.

13. ATTORNEYS’ FEES. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys’ fees, incurred by Indemnitee with respect to such action, except to the extent as a part of such action, a court of competent jurisdiction determines that any of the assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys’ fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee’s counterclaims and cross-claims made in such action), except to the extent as a part of such action the court determines that any of Indemnitee’s defenses to such action was made in bad faith or was frivolous.

14. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipt is acknowledged by the party addressee, on the date of such receipt, or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

15. CONSENT TO JURISDICTION. The Company and the Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Texas for all purposes in connection with any action or proceeding that arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Texas.

16. CHOICE OF LAW. This Agreement shall be governed by and its provisions construed in accordance with the General Corporation Law of the State of Delaware and the Investment Company Act of 1940, as amended, and to the extent not in conflict with either of the foregoing, the laws of the State of Texas, as applied to contracts between residents entered into and to be performed entirely within Texas.

IN WITNESS WHEREOF, the parties or their duly authorized representatives hereto have executed this agreement as of the date first above written.

EQUUS II INCORPORATED

By:

Address:	2727 Allen Parkway, 13th Floor
Houston, Texas 77019

AGREED TO AND ACCEPTED:

INDEMNITEE:

(Address)

EQUUS II INCORPORATED

2727 Allen Parkway, 13th Floor, Houston, Texas 77019

This Proxy is Solicited by the Board of Directors of Equus II Incorporated (the “Fund”)

for the Special Meeting of Stockholders on August 11, 2006

The undersigned hereby constitutes and appoints Sam P. Douglass or Anthony R. Moore, with full power of substitution and revocation to each, the true and lawful attorneys and proxies of the undersigned at the Special Meeting of Stockholders of EQUUS II INCORPORATED, to be held on August 11, 2006, at 9:00 a.m. local time, at Meeting Room No. 1, Ground Level, Wortham Tower, 2727 Allen Parkway, Houston, Texas 77019, and at any adjournments or postponements thereof (the “Special Meeting”) and to vote the shares of Common Stock, $.001 par value per share, of the Fund (“Shares”), standing in the name of the undersigned on the books of the Fund on June 26, 2006, the record date for the Special Meeting, with all powers the undersigned would possess if personally present at the Special Meeting.

The undersigned hereby acknowledges previous receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement and hereby revokes any proxy or proxies heretofore given by the undersigned.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF

EQUUS II INCORPORATED

August 11, 2006

Please date, sign and mail your proxy card in the

envelope provided as soon as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 1 AND “FOR” ITEM 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
		1.	Approval of amendments to the Fund’s investment objective by changing it to a non-fundamental, total return objective and changing the Fund’s name from “Equus II Incorporated” to “Equus Total Return, Inc.”	☐	☐	☐

		2.	Approval of amendments to the Fund’s Restated Certificate of Incorporation to broaden the indemnification of directors, officers, employees and agents to the fullest extent permitted by applicable law	☐	☐	☐

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, the proxy will be voted FOR Item 1 and FOR Item 2.

The Board of Directors knows of no other matter to come before the meeting. If any other matter is properly brought before the meeting, the proxies will have discretion to vote the proxy on such matter in accordance with their best judgment.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.